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                                                                    EXHIBIT 10.3

                            REVOLVING LINE OF CREDIT
                                 PROMISSORY NOTE

$15,000,000.00

                                                                 August 31, 2006
                                                           Indianapolis, Indiana

     1. AGREEMENT TO PAY. FOR VALUE RECEIVED, FORTUNE INDUSTRIES, INC., an Indiana corporation ("BORROWER"), hereby promises to pay to the order of FIFTH THIRD BANK (CENTRAL INDIANA), its successors and assigns ("LENDER"), the principal sum of Fifteen Million Dollars and Zero Cents ($15,000,000.00) ("LOAN"), or so much thereof as may be advanced pursuant to that certain Loan and Security Agreement of even date herewith between Borrower and Lender ("LOAN AGREEMENT") at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below, and any and all other amounts which may be due and payable hereunder from time to time without relief from valuation or appraisement laws.

     2. INTEREST RATE. Interest shall accrue on the outstanding principal balance of this Note from the date hereof through the Revolving Loan Maturity Date at the Loan Rate set forth in the Loan Agreement.

     3. PAYMENT TERMS.

          3.1 PRINCIPAL AND INTEREST. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

               (a) Payment of interest shall be made as set forth in the Loan Agreement.

               (b) From time to time, during the term of the Loan, Borrower shall make principal payments in amounts sufficient so that the outstanding principal balance of the Loan shall not exceed the amounts set forth in Section 2 of the Loan Agreement. The unpaid principal balance of this Note, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any other Loan Document (as hereinafter defined), shall be due and payable in full at the Revolving Loan Maturity Date.

               (c) Provided no Event of Default (as hereinafter defined) exists, any portion of the principal balance of this Note which is repaid may be reborrowed by Borrower prior to the Revolving Loan Maturity

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          Date provided that in no event shall the outstanding principal balance of this Note at any time exceed the Revolving Loan Availability.

               3.2 APPLICATION OF PAYMENTS. Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note shall be applied as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to Lender, including, without limitation any prepayment premium, exit fee or late charges due hereunder, (b) second, to accrued and unpaid interest on the principal balance of this Note, (c) third, to the payment of principal due in the month in which the payment or prepayment is made, (d) fourth, to any escrows, impounds or other amounts which may then be due and payable under the Loan Documents, (e) fifth, to any other amounts then due Lender hereunder or under any of the Loan Documents, and (f) last, to the unpaid principal balance of this Note. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent payment of interest due hereunder. After an Event of Default has occurred and is continuing, payments may be applied by Lender to amounts owed hereunder and under the Loan Documents in such order as Lender shall determine, in its sole discretion.

               3.3 METHOD OF PAYMENTS. All payments of principal and interest hereunder shall be paid by automatic debit, wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint in the payment invoice or otherwise in writing, and in the absence of such appointment, then at the offices of Lender at 251 North Illinois Street, Suite 1200, Indianapolis, Indiana 46204. Payment made by check shall be deemed paid on the date Lender receives such check; provided, however, that if such check is subsequently returned to Lender unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected. Notwithstanding the foregoing, the final payment due under this Note must be made by wire transfer or other final funds. If requested by Borrower, interest, principal payments and any fees and expenses owed Lender from time to time will be deducted by Lender automatically on the due date from Borrower's account with Lender, as designated in writing by Borrower. Borrower will maintain sufficient funds in the account on the dates Lender enters debits authorized by this Note. If there are insufficient funds in the account on the date Lender enters any debit authorized by this Note, the debit will be reversed. Borrower may terminate this direct debit arrangement at any time by sending written notice to Lender at the address specified in the Loan Agreement.

               3.4 LATE CHARGE. If any payment of interest or principal due hereunder is not made within ten days after such payment is due in accordance with the terms hereof, then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" of the greater of: (i) five cents for each whole dollar so overdue or (ii) Twenty-Five Dollars ($25.00) to defray part

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          of the cost of collection and handling such late payment. Borrower agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment are extremely difficult and impractical to ascertain, and that the amount of five cents for each one dollar due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

     4. SECURITY. This Note is secured by the Loan Agreement (the Loan Agreement and any other document now or hereafter given to evidence or secure payment of this Note or delivered to induce Lender to disburse the proceeds of the Loan, as such documents may hereafter be amended, restated or replaced from time to time, are hereinafter collectively referred to as the "LOAN DOCUMENTS"). Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

     5. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Note:

          5.1 the failure by Borrower to pay (i) any installment of principal or interest payable pursuant to this Note within ten (10) days of the date when due, or (ii) any other amount payable to Lender under this Note or any of the other Loan Documents within ten (10) days of when any such payment is due in accordance with the terms hereof or thereof; or

          5.2 the occurrence of any "Event of Default" under any of the Loan Documents.

     6. REMEDIES. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note, the Loan Agreement and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, any guarantor thereof, the security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, Borrower promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

     7. COVENANTS AND WAIVERS. Borrower and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly

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agree hereby to be jointly and severally bound, and jointly and severally: (i)
waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) except as expressly provided in the Loan Documents, waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of Borrower, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Borrower, any guarantor and all others now liable for all or any part of the obligations evidenced hereby. This provision is a material inducement for Lender making the Loan to Borrower.

     8. OTHER GENERAL AGREEMENTS.

          8.1 The Loan is a business loan and is not being made for personal, family or household purposes. Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., Section 1601, et seq.

          8.2 Time is of the essence hereof.

          8.3 This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Indiana. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

          8.4 Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of Borrower or of any lessee, operator, concessionaire or licensee of Borrower in the conduct of its business, and by the execution of this Note, Borrower agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

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          8.5 This Note has been made and delivered at Indianapolis, Indiana and all funds disbursed to or for the benefit of Borrower will be disbursed in Indianapolis, Indiana.

          8.6 The obligations and liabilities of Borrower under this Note shall be binding upon and enforceable against Borrower and its successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

          8.7 If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

          8.8 If the interest provisions herein or in any of the Loan Documents shall result, at any time during the Loan, in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to the Loan, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such monies by Lender, with the same force and effect as though the payer has specifically designated such extra sums to be so applied to principal and Lender had agreed to accept such extra payment(s) as a premium-free prepayment. Notwithstanding the foregoing, however, Lender may at any time and from time to time elect by notice in writing to Borrower to reduce or limit the collection to such sums which, when added to the said first-stated interest, shall not result in any payments toward principal in accordance with the requirements of the preceding sentence. In no event shall any agreed to or actual exaction as consideration for this Loan transcend the limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which the Collateral is located for the use or detention of money or for forbearance in seeking its collection.

          8.9 Lender may at any time assign its rights in this Note and the Loan Documents, or any part thereof and transfer its rights in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral. In addition, Lender may at any time sell one or more participations in the Note. Borrower may not assign its interest in this Note, or any other agreement with Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Lender.

          8.10 Capitalized terms not defined herein shall have the same meaning given to them in the Loan Agreement.

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     9. NOTICES. All notices required under this Note will be in writing and will be transmitted in the manner and to the addresses or facsimile numbers required by the Loan Agreement, or to such other addresses or facsimile numbers as Lender and Borrower may specify from time to time in writing.

     10. CONSENT TO JURISDICTION. TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS IN INDIANAPOLIS, INDIANA. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN INDIANAPOLIS, INDIANA, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THE LOAN AGREEMENT AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

     11. WAIVER OF JURY TRIAL. BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first written above.

                                        BORROWER:

                                        FORTUNE INDUSTRIES, INC.,
                                        an Indiana corporation


                                        By:
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                                        Printed:
                                                 -------------------------------
                                        Title:
                                               ---------------------------------

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STATE OF INDIANA     )
                     ) SS:
COUNTY OF ___________)

     Before me, a Notary Public in and for said County and State, personally appeared _______________, the _______________ of Fortune Industries, Inc., an Indiana corporation, who, after having been duly sworn, acknowledged the execution of the foregoing Revolving Line of Credit Promissory Note for and on behalf of such corporation.

     Witness my hand and Notarial Seal this _____ day of August, 2006.


                                        ________________________________________
                                        Notary Public

                                        ________________________________________
                                        Printed


My Commission Expires:

_____________________________________

My County of Residence:

_____________________________________